                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2006

                           CRUSADE MANAGEMENT LIMITED,
                                on behalf of the
                       CRUSADE GLOBAL TRUST NO. 2 OF 2006
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

  New South Wales, Australia             333-128920-01               N/A
--------------------------------   ------------------------  -------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

    Level 4, 4-16 Montgomery Street
      Kogarah NSW 2217, Australia                                    N/A
----------------------------------------                     -------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)

                                 (612) 9952-1315
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )

                                       N/A
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             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8--OTHER EVENTS.

ITEM 8.01.   OTHER EVENTS.

On September 21, 2006, the Registrant caused the issuance and sale of Crusade
Global Trust No. 2 of 2006 Mortgage Backed Floating Rate Notes, Class A-1 Notes
(the "Class A-1 Notes"), pursuant to the terms the Supplementary Terms Notice, dated September 19, 2006 among Crusade Management Limited (the "Manager"),
Perpetual Trustees Consolidated Limited, in its capacity as trustee (the "Issuer
Trustee") of the Crusade Global Trust No. 2 of 2006 (the "Trust"), St.George
Bank Limited ("St.George"), as servicer, approved seller and indemnifier,
St.George Custodial Pty Limited, as custodian (the "Custodian"), P.T. Limited, as security trustee (the "Security Trustee") and The Bank of New York, as note trustee (the "Note Trustee") (the "Supplementary Terms Notice"), which incorporates certain of the terms and provisions of the Master Trust Deed, dated
March 14, 1998 between St.George, the Manager and the Issuer Trustee (the
"Master Trust Deed"), and which sets forth the specific provisions regarding the
Trust and details the terms of the Class A-1 Notes. The Note Trust Deed, dated
September 19, 2006 among the Issuer Trustee, the Manager, the Note Trustee, the
Security Trustee and The Bank of New York, as calculation agent and principal paying agent (the "Note Trust Deed") provides for the issuance of the Class A-1
Notes in accordance with the terms and conditions attached thereto, along with the Agency Agreement, dated September 19, 2006 among the Issuer Trustee, the
Manager, the Note Trustee and The Bank of New York as principal paying agent, calculation agent and note registrar (the "Agency Agreement").

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Not applicable.

      (d)    Exhibits: The following execution copies of Exhibits to the
             Form S-3 Registration Statement of the Registrant are hereby filed:

                      1.1     Underwriting Agreement, dated as of September 15,
                              2006, among the Manager, St.George, the Issuer
                              Trustee and Credit Suisse Securities (USA) LLC,
                              for itself and as representative of the
                              underwriters named therein.

                      4.2     Supplementary Terms Notice dated September 19,
                              2006 between, among others, the Issuer Trustee,
                              the Manager, St.George, the Security Trustee and
                              the Note Trustee.

                      4.3     Security Trust Deed dated September 14, 2006
                              between the Issuer Trustee, the Manager, the
                              Security Trustee and the Note Trustee.

                      4.4     Note Trust Deed dated September 19, 2006 among the
                              Issuer Trustee, the Security Trustee, the Manager
                              and The Bank of New York.

                      4.5     Agency Agreement dated September 19, 2006 between
                              the Issuer Trustee, the Manager and The Bank of
                              New York (as Principal Paying Agent, Calculation
                              Agent, Note Trustee and Class A-1 Note Registrar).

                      10.3    Basis Swap Schedule and the Confirmation each
                              dated September 19, 2006, between the Issuer
                              Trustee, the Manager and St.George relating to an
                              ISDA Master Agreement.

                      10.4    Fixed Floating Rate Swap Schedule and the
                              Confirmation each dated September 19, 2006,
                              between the Issuer Trustee, the Manager and
                              St.George relating to an ISDA Master Agreement.

                      10.5    USD Currency Swap Schedule and the Confirmation
                              each dated September 19, 2006, between the Issuer
                              Trustee, the Manager and Credit Suisse (USA), Inc.
                              relating to an ISDA Master Agreement.

                      10.8    Lenders Mortgage Insurance Policy dated September
                              18, 2006 issued by PMI Mortgage Insurance Limited
                              ("PMI") in favor of the Issuer Trustee and
                              St.George.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRUSADE MANAGEMENT LIMITED

                                          By:  /s/ Rodney James Clark
                                               --------------------------------
                                          Name: Rodney James Clark
                                          Title: Senior Manager

Dated:  September 21, 2006

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

    1.1            Underwriting Agreement, dated as of September 15, 2006, among the Manager, St.George, the Issuer Trustee and Credit Suisse
                   Securities (USA) LLC, for itself and as representative of the underwriters named therein.

    4.2            Supplementary Terms Notice dated September 19, 2006 between, among others, the Issuer Trustee, the Manager, St.George, the
                   Security Trustee and the Note Trustee.

    4.3            Security Trust Deed dated September 14, 2006 between the
                   Issuer Trustee, the Manager, the Security Trustee and the
                   Note Trustee.

    4.4            Note Trust Deed dated September 19, 2006 among the Issuer
                   Trustee, the Security Trustee, the Manager and The Bank of
                   New York.

    4.5            Agency Agreement dated September 19, 2006 between the Issuer
                   Trustee, the Manager and The Bank of New York (as Principal
                   Paying Agent, Calculation Agent, Note Trustee and Class A-1
                   Note Registrar).

    10.3           Basis Swap Schedule and the Confirmation each dated September
                   19, 2006, between the Issuer Trustee, the Manager and
                   St.George relating to an ISDA Master Agreement.

    10.4           Fixed Floating Rate Swap Schedule and the Confirmation each dated September 19, 2006, between the Issuer Trustee, the
                   Manager and St.George relating to an ISDA Master Agreement.

    10.5           USD Currency Swap Schedule and the Confirmation each dated
                   September 19, 2006, between the Issuer Trustee, the Manager and Credit Suisse (USA), Inc. relating to an ISDA Master
                   Agreement.

    10.8           Lenders Mortgage Insurance Policy dated September 18, 2006 issued by PMI Mortgage Insurance Limited ("PMI") in favor of the Issuer Trustee and St.George.